UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 26, 2022

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On August 26, 2022, Christine L. Jennings resigned as a member of the Board of Directors of TRxADE HEALTH, INC. (“TRxADE”, the “Company”, “we” and “us”), effective on the same date. Ms. Jennings indicated that her resignation was not the result of any disagreement with the Company. Prior to her resignation, Ms. Jennings served on the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board intends to conduct a prompt director search process to find a well-qualified replacement member of the Board of Directors.

Reduced Officer and Employee Cash Compensation

Effective September 1, 2022, the Board of Directors and Compensation Committee, with the approval of each of the following officers, agreed to reduce the annual cash compensation payable to Suren Ajjarapu, the Company’s Chief Executive Officer; Prashant Patel, the Company’s President and Chief Operating Officer and Janet Huffman, the Company’s Chief Financial Officer, in an effort to conserve cash.

Specifically, effective beginning on September 1, 2022, the cash salaries of the officers set forth below were reduced in the following amounts, applied pro rata for the 2022 fiscal year, which reductions in salary will remain in place until otherwise determined by the Board of Directors and/or Compensation Committee:

Officer	Position with Company	Reduced Cash Salary	Shares of Common Stock In Lieu of Reduced Cash Salary
Suren Ajjarapu	CEO	$60,000	51,724
Prashant Patel	President and COO	$10,000	8,620
Janet Huffman	CFO	$25,000	21,551

In lieu of the reduced cash salary payable to each officer, the Board and Compensation Committee agreed to issue such officers shares of the Company’s common stock as set forth in the table above under “Shares of Common Stock In Lieu of Reduced Cash Salary”, equal to the amount of reduced cash salary set forth in the table above, divided by the closing sales price of the Company’s common stock on the NASDAQ Capital Market on August 31, 2022, the date approved by the Board of Directors.

The shares of common stock issuable to the officers vest at the rate of 1/4th of such shares on each of September 30, 2022, October 31, 2022, November 30, 2022, and December 31, 2022, subject to each applicable Officer’s continued service to the Company on such dates and subject to the restricted stock award agreements entered into to evidence such awards.

The reductions in officer were documented by (a) a Second Amendment to Employment Agreement with Mr. Ajjarapu, (b) a First Amendment to Employment Agreement with Mr. Patel; and (c) an Amendment to Offer Letter with Ms. Huffman, which were entered into between the Company and each officer, as applicable, on August 31, 2022 (collectively, the “Employment Amendments”). Mr. Ajjarapu’s agreement also clarified that any severance payment paid to Mr. Ajjarapu under the terms of his Employment Agreement, described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2022, under “Executive Compensation—Employment and Consulting Agreements”, would reduce any Change of Control Payment payable to Mr. Ajjarapu under the terms of his agreement, as amended.

Separately, certain employees of the Company agreed to reduce their cash salaries by an aggregate of $37,000 in consideration for an aggregate of 31,896 shares of the Company’s restricted common stock, with the same vesting terms as the officer shares discussed above.

The reductions in cash salary discussed above were implemented in order for the Company to conserve cash and reduce its cash operating expenses.

All of the awards discussed above were issued under the Company’s Second Amended and Restated 2019 Equity Incentive Plan (the “2019 Plan”) and all restricted stock awards discussed above were evidenced by Restricted Stock Grant Agreements.

The description of the Employment Amendments and Restricted Stock Grant Agreements above are not complete and are qualified in their entirety by the Employment Amendments and Form of Restricted Stock Grant Agreement (August 2022 Employee and Officer Grants) copies of which are attached hereto as Exhibits 10.3, 10.5, 10.7 and 10.9, respectively, and which are incorporated by reference into this Item 5.02 by reference in their entirety.

Item 8.01 Other Events.

2022 Independent Director Compensation

Effective on August 31, 2022, the Board of Directors approved the issuance of 54,525 shares of common stock of the Company to each independent member of the Board of Directors, for services rendered to the Company during fiscal 2022, which shares were valued at $63,250, and based on the closing sales price of the Company’s common stock on the date approved by the Board of Directors. The shares vest at the rate of 1/4th of such shares immediately on the grant date, and 1/4th of such shares on each of October 1, 2022, January 1, 2023 and April 1, 2023, subject to each applicable independent director’s continued service to the Company on such dates.

All of the awards discussed above were issued under the Company’s Second Amended and Restated 2019 Plan and all restricted stock awards discussed above were evidenced by Restricted Stock Grant Agreements.

The description of the Restricted Stock Grant Agreements above are not complete and are qualified in their entirety by the Form of Restricted Stock Grant Agreement (August 2022 Board Grants) a copy of which is attached hereto as Exhibit 10.10, and incorporated by reference into this Item 8.01 by reference in its entirety.

Reduction in Independent Director Cash Compensation

Also on August 31, 2022, in an effort to conserve cash for operations, the Board approved a reduction in the annual cash retainer payable to independent members of the Board of Directors from $35,000 per year to $26,750 per year, effective as of September 1, 2022.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	April 14, 2020 Executive Employment Agreement with Suren Ajjarapu (Filed as Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2020, and incorporated herein by reference (File No. 001-39199))
10.2	First Amendment to Executive Employment Agreement with Suren Ajjarapu dated May 5, 2020 (Filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2020, and incorporated herein by reference (File No. 001-39199))
10.3*	Second Amendment to Employment Agreement with Mr. Ajjarapu
10.4	Employment Agreement between Trxade, Inc. and Prashant Patel dated May 24, 2013 (Filed as Exhibit 10.6 to the Form 10 Registration Statement filed with the Securities and Exchange Commission on July 24, 2014, and incorporated herein by reference (File No. 000-55218))
10.5*	First Amendment to Employment Agreement with Mr. Patel
10.6	Offer Letter dated February 3, 2022, between Trxade, Inc. and Janet Huffman (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2022, and incorporated herein by reference (File No. 001-39199))
10.7*	Amendment to Offer Letter with Ms. Huffman
10.8	Second Amended and Restated Trxade Group, Inc. 2019 Equity Incentive Plan (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 28, 2021, and incorporated herein by reference (File No. 001-39199))
10.9*	Form of Restricted Stock Grant Agreement Trxade Group, Inc. Amended and Restated 2019 Equity Incentive Plan (August 2022 Employee and Officer Grants)
10.10*	Form of Restricted Stock Grant Agreement Trxade Group, Inc Amended and Restated 2019 Equity Incentive Plan (August 2022 Board Grants)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

Date: September 1, 2022	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer